Operating expense	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
Operating expense	Operating expense
Accounting policies
Research and development
Research and development costs consist of personnel and related expenses for technology, application, and product development, depreciation and amortization, laboratory supplies, consulting services, computational and data storage fees paid to hosting providers related to research and development, and allocated overhead costs. These costs are stated net of government grants for research and development and innovation received as tax credits and net of capitalized costs.
Government grants for research and development and innovation received as tax credits
The Company receives government grants in France for research and development and innovation by way of tax credits. Total government grants for research and development and innovation recognized in the statement of loss amounts to $1.0 million, $0.7 million, and $1.1 million for the years ended December 31, 2025, 2024, and 2023, respectively.
Selling and marketing costs
Selling and marketing costs consist of personnel and related expenses for the employees of the sales and marketing organization, costs of communications materials that are produced to generate greater awareness and utilization of the platform among customers, costs of third-party market research, costs related to transportation and distribution of products and allocated overhead costs, and commissions to sales employees. The Company also records increases to, reversals of, and write-offs of the allowance for expected credit losses to selling and marketing costs.
The Company pays sales commission to its employees for obtaining contracts. These costs are expensed as part of employee compensation in selling and marketing costs. The portion of commission payments to employees where the amortization period is greater than one year are capitalized and expensed as the associated revenue is recognized, see Note 14 — “Prepaids and other current assets” and Note 18 — “Other non-current assets” for the amounts capitalized.

General and administrative costs
General and administrative costs consist of personnel and related expenses for executive, accounting and finance, legal, quality, support and human resources functions, depreciation and amortization, professional services fees incurred by these functions, general corporate costs and allocated overhead costs, which include occupancy costs and information technology costs.
Operating expense

Depreciation and amortization have been charged in the following expense categories (in USD thousands):

	For the year ended December 31,
	2025		2024		2023
	Depreciation	Amortization	Depreciation	Amortization	Depreciation	Amortization
Cost of revenue	$—	$(5,266)	$—	$(3,524)	$—	$(2,099)
Research and development costs	(1,649)	—	(1,961)	—	(2,494)	—
Selling and marketing costs	(1,226)	—	(1,349)	—	(1,468)	—
General and administrative costs	(1,101)	(287)	(1,265)	(497)	(1,546)	(729)
Total	$(3,976)	$(5,553)	$(4,575)	$(4,021)	$(5,508)	$(2,828)

The table presents employee costs by function, which consists of “Employee benefit expenses”, “Social charges” and “Share-based compensation” (in USD thousands):

	For the year ended December 31,
	2025	2024	2023
Cost of revenue	3,200	2,247	2,660
Research and development costs	31,638	31,321	31,280
Selling and marketing costs	25,089	20,038	20,174
General and administrative costs	33,730	32,543	36,067
Total	$93,657	$86,149	$90,181
The Company has made adjustments to previously reported employee benefit expenses for the years ended December 31, 2024 and 2023 to include $2.2 million and $2.7 million, respectively, of employee benefit expenses included in cost of revenue to correct for immaterial misstatements.